UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2012

Commission File Number of the issuing entity: 333-181103-02

GE EQUIPMENT TRANSPORTATION LLC, SERIES 2012-2 (Exact name of issuing entity)
Commission File Number of depositor: 333-181103 CEF EQUIPMENT HOLDING, L.L.C. (Exact name of depositor as specified in its charter)
GENERAL ELECTRIC CAPITAL CORPORATION (exact name of sponsor as specified in its charter)

Delaware	20-5439580
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 749-2101

(Former name or former address, if changed since last report.)

Exhibit Index located on page 5

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Entry into a Material Definitive Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of Notes

On October 24, 2012, GE Equipment Transportation LLC, Series 2012-2 (the “Issuer”), issued U.S. $201,000,000 Class A-1 Asset Backed Notes due October 24, 2013 (the “Class A-1 Notes”), U.S. $182,000,000 Class A-2 Asset Backed Notes due April 24, 2015 (the “Class A-2 Notes”), U.S. $214,000,000 Class A-3 Asset Backed Notes due July 25, 2016 (the “Class A-3 Notes”), U.S. $62,958,000 Class A-4 Asset Backed Notes due September 24, 2020 (the “Class A-4 Notes” and, together with the Class A-3 Notes, the Class A-2 Notes, and the Class A-1 Notes, the “Class A Notes”), U.S. $29,774,000 Class B Asset Backed Notes due September 24, 2020 (the “Class B Notes”) and U.S. $24,932,000 Class C Asset Backed Notes due September 24, 2020 (the “Class C Notes” and together with the Class B Notes and the Class A Notes, the “Notes”) described in a Prospectus Supplement dated October 16, 2012 to a Prospectus dated October 10, 2012.

Use of Proceeds

The public offering was made under the registration statement on Form S-3 filed with the Securities and Exchange Commission by CEF Equipment Holding, L.L.C. (“CEF Holding”) and GE TF Trust, which became effective on August 3, 2012 and was assigned commission file number 333-181103 (the “Registration Statement”). The aggregate amount registered under the Registration Statement was U.S. $2,100,000,000.

The public offering terminated on October 24, 2012 upon the sale of all of the Class A Notes, the Class B Notes and the Class C Notes. The underwriters of the Class A Notes were RBC Capital Markets, LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Williams Capital Group, L.P., and the underwriters of the Class B Notes and the Class C Notes were RBC Capital Markets, LLC and Barclays Capital Inc.

A total of U.S. $201,000,000 Class A-1 Notes were registered and sold, with a total price to the public of U.S. $201,000,000.00; a total of U.S. $182,000,000 of Class A-2 Notes were registered and sold with a total price to the public of U.S. $181,986,313.60; a total of U.S. $214,000,000 of Class A-3 Notes were registered and sold with a total price to the public of U.S. $213,962,571.40; a total of U.S. $62,958,000 of Class A-4 Notes were registered and sold, with a total price to the public of U.S. $62,954,902.47; a total of U.S. $29,774,000 Class B Notes were registered and sold with a total price to the public of $29,768,887.80; and a total of U.S.$24,932,000 Class C Notes were registered and sold with a total price to the public of $24,924,323.44.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was U.S. $1,524,971.00. After deducting the underwriting discount described above, the net offering proceeds to the Issuer before expenses are U.S. $713,072,027.71. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be U.S. $1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be U.S. $712,072,027.71. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase equipment loans from the sponsor, an affiliate of the Issuer. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The following material definitive agreements have been entered into:

1. Limited Liability Company Agreement of the Issuer (the “LLC Agreement”), dated as of October 24, 2012.

2. Loan Sale Agreement, dated as of October 24, 2012 (the “Loan Sale Agreement”), between General Electric Capital Corporation (“GECC”) and CEF Holding, L.L.C.

3. Loan Purchase and Sale Agreement, dated as of October 24, 2012 (the “Loan Purchase and Sale Agreement”), between CEF Holding and the Issuer.

4. Servicing Agreement, dated as of October 24, 2012 (the “Servicing Agreement”), between the Issuer and GECC, as the servicer.

5. Indenture, dated as of October 24, 2012 (the “Indenture”), between the Issuer and Citibank, N.A., as the indenture trustee.

6. Administration Agreement, dated as of October 24, 2012 (the “Administration Agreement”), between the Issuer and GECC, as the administrator.

Exhibit No.	Description

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Loan Sale Agreement

Exhibit 4(d)	Loan Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2012

CEF EQUIPMENT HOLDING, L.L.C.

By:	/s/ Charles E. Rhodes
Name:	Charles E. Rhodes
Title:	Vice President and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Loan Sale Agreement

Exhibit 4(d)	Loan Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement

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